SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)       July 24, 1998
                                                --------------------------------

                INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                   (State of other jurisdiction of incorporation)


0-16753                                         58-1722085
-------------------------------                 --------------------------------
Commission File No.                             I.R.S. Employer Identification


130 Cedar Street, New York, NY                  10006
-------------------------------                 --------------------------------
Address of principal                            Zip Code
executive offices


(212) 306-6100
-------------------------------
Registrant's telephone number,
including area code

5. OTHER EVENTS

      The Registrant (the "Company") on July 24, 1998, completed a financing in the aggregate sum of $4,000,000. The Company issued four (4) subordinated 12% convertible debentures to four (4) accredited investors.

      The financial terms of the debentures were ratified by stockholders, as substantial dilution may be experienced by stockholders as a result of conversion by the convertible debenture holders into shares of Class A Common Stock of the Company. The convertible debentures are for a period of five (5) years and contain a mandatory conversion feature at their expiration; wherein, a debenture holder will receive shares of Class A Common Stock issued by the Company in satisfaction of the debenture. The subordinated debenture also contains a 12% per annum cash payment, payable on a monthly basis, on the issued and outstanding debentures, as well as an additional 10% of the profit earned by the company or companies (after acquisition costs), that were acquired by the Company, as certified by the Company's independent accountants. The use of proceeds for the convertible debenture specifically state that all funds from the subordinated debenture are to be used for acquisition purposes only.

      Annexed hereto and made a part hereof, and marked Exhibit I, is a copy of a subordinated convertible debenture.

      The Company has further filed a form D (Notice of Sale of Securities pursuant to regulation D of the Securities Act), with respect to the transaction. The Company did not pay any commissions to any brokerage firms or individuals in connection with the financing transaction. Additionally, the terms of the debenture financing involved a minimum of $4,000,000 and a maximum of $7,500,000. The Company determined to terminate the offering upon closing on the minimum of $4,000,000.

      The holders of the subordinated convertible debentures received a subordinated Uniform Commercial Code ("U.C.C.") lien on the assets of the Company to secure the payment of interest and any shares of profits during the term of the outstanding debenture. The U.C.C. lien is subordinated to banking and financing institutions.

      On July 24, 1998, the Company completed an additional financing transaction with GE Capital Corp. ("GE Capital"), wherein the Company entered into a secured equipment financing arrangement for the sum of $1,300,000 with GE Capital at 10.96% interest per annum. GE Capital received a first secured U.C.C. lien on specific assets of the Company. Annexed hereto and marked Exhibit II is a copy of the loan financing transaction with GE Capital.

      The Company utilized the proceeds from the financing with GE Capital for acquisition purposes.

                                    EXHIBITS

                  I)    Subordinated Convertible Debenture and Term Sheet.

                  II)   GE Capital Financing documentation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      New York, New York
            July 31, 1998


                                        INFORMATION MANAGEMENT
                                        TECHNOLOGIES CORPORATION
                                        ----------------------------------
                                        (Registrant)

                                        /s/ Joseph Gitto
                                        ----------------------------------
                                        JOSEPH GITTO
                                        President and Chief
                                        Financial Officer

                                                                       Exhibit A

                    NON-NEGOTIABLE 12% SUBORDINATED MANDATORY
                              CONVERTIBLE DEBENTURE


New York, New York
July ___, 1998

      FOR VALUE RECEIVED, the undersigned, INFORMATION MANAGEMENT TECHNOLOGIES CORP. ("MAKER") hereby promises to pay to the order of ______________ ("HOLDER"), the principal sum of ______________ with interest thereon at 12% (twelve percent) per annum, payable monthly in cash. The payment of the principal sum will be in shares of Class "A" Common Stock unless the maker elects to redeem this debenture for cash. This Debenture has an automatic mandatory conversion at the expiration of its five (5) year term. This debenture is part of a private placement of debentures of like tenor in an aggregate principal amount of not less than $4,000,000 and not more than $7,500,000 (the "debentures").

1. Payment of principal (in shares of Class "A" Common Stock) is to be made at such address as to which HOLDER shall notify MAKER in writing.

2. If, under any bankruptcy or insolvency law or other law for the reorganization arrangement, composition or similar relief or aid of debtors or creditors: (a) MAKER is adjudicated a bankrupt, or takes or seeks to take or to have taken, or consents to the taking of, any action with respect to MAKER or a substantial part of Maker's property or affairs, or (b) a Court or other governmental authority of competent jurisdiction (i) approves a petition seeking any such relief or aid with respect to MAKER, (ii) appoints a trustee, receiver, or liquidator of MAKER or of substantially all of Maker's property or affairs, or (iii) assumes custody or control of substantially all of the property or affairs of MAKER; and, in any such case, such approval or appointment is not vacated, or the custody or control is not terminated, within sixty (60) days or stayed on appeal, then, at the option of the HOLDER, the HOLDER may declare the unpaid balance of the principal, which is payable in shares of Class "A" Common Stock, and accrued interest, if any, if not then due payable to be due and payable.

3. The Debentures and the rights of HOLDER and obligations of the MAKER hereunder are subject to the provisions of the Private Placement Term Sheet and Subscription Agreement by and between HOLDER and MAKER dated July ____, 1998.

4.    MAKER shall have the right of prepayment without penalty.

5. In the event of any default, which shall remain unmixed for a period of thirty (30) days, HOLDER thereof shall have the right upon twenty (20) days written notice to accelerate payment of all principal (in shares of Class "A" Common Stock) and interest and be entitled to receive reasonable attorneys' fees in the event an attorney is required to collect the amount due.

6. The debentures have been approved and authorized by a unanimous resolution of the Board of Directors of Maker.

7. Notice shall be deemed to be given to MAKER when actually received by MAKER or, if earlier, on the 5th business day after such notice is sent by registered or certified mail, postage prepaid and addressed to MAKER at:
      Information Management Technologies Corporation, 130 Cedar Street, New York, NY 10006.


                                           INFORMATION MANAGEMENT TECHNOLOGIES
                                             CORPORATION

                                           By:
                                              ----------------------------------

CONFIDENTIAL
                                                     COPY NUMBER:_______________
                                                RECIPIENT'S NAME:_______________


                 INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION

                           ("IMTECH" or the "Company")

                             A DELAWARE CORPORATION

           12% Subordinated Convertible Debentures (the "Debentures")
                  Payable in Cash or In Shares of the Company's
        Class "A" Common Stock $.04 Par Value Per Share ("Common Stock")
                           Subject to the within Terms

           Minimum Offering: $4,000,000 Principal Amount of Debentures Maximum Offering: $7,500,000 Principal Amount of Debentures

Subordinated Convertible Debentures with Interest at 12% per annum payable monthly for a term of five (5) years. Debenture holders will also receive shares equal to 10% of the Company's then outstanding Class "A" Common Stock with anti-dilution protection (as defined herein) upon conversion, or redemption on the due date of the Debenture. Debenture holders can elect to convert into Class "A" Common Stock at their election subject to the "mechanics of conversion" provided for herein. If the holders elect to convert within 12 months of the initial closing (as defined herein), they will be entitled to receive 40% of the Company's outstanding Class A Common Stock at the time of conversion without anti-dilution protection. If the Company should prepay the Debentures within the first 9 months, debenture holders will be entitled to 20% of the outstanding Class "A" Common Stock without anti-dilution protection. If the Company should prepay the Debentures within the 10th, 11th or 12th months, debenture holders will be entitled to 30% of the outstanding Class "A" Common Stock without anti-dilution protection. After one year from the date of initial closing, holders can elect to convert their Debentures and will be entitled to 70% of the Company's outstanding Class A Common Stock with anti-dilution protection. If the Company should repay the Debentures after one year but before the expiration of 5 years, debenture holders will be entitled to receive 30% of the Company's outstanding Class "A" Common Stock without anti-dilution protection. Debenture holders will also receive a subordinated Uniform Commercial Code lien on the assets of the acquired company or companies, and 10% of the net profits of the combined companies (as defined), until conversion, redemption or repayment of the Debentures. In the event the Company fails to meet its interest obligations to the Debenture holders and the default remains uncured for 30 days following the Company receiving a Notice of Default in accordance with the notice provisions contained in the "Mechanics of Conversion", then in that event the Debenture holders will be entitled to accelerate the payment of principal (in shares of Class "A" Common Stock only) and interest pursuant to the default provisions contained herein. The Debentures have an automatic mandatory conversion feature at the expiration of the five (5) year term.

                    PRIVATE PLACEMENT TERM SHEET AND EXHIBITS
                          FOR ACCREDITED INVESTORS ONLY

               THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE
             OF RISK AND RESTRICTED TRANSFERABILITY AND MAY INVOLVE
                    SUBSTANTIAL DILUTION. SEE "RISK FACTORS"

   THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED OR
     DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES
        REGULATORY AUTHORITY OF ANY STATE NOR HAS THE SECURITIES EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR
   ADEQUACY OF THIS PRIVATE PLACEMENT TERM SHEET AND THE EXHIBITS HERETO. ANY
       REPRESENTATION TO THE CONTRARY 1S A CRIMINAL OFFENSE. THIS PRIVATE PLACEMENT TERM SHEET DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN
                        WHICH AN OFFER IS NOT AUTHORIZED.

    THE INFORMATION CONTAINED HEREIN AND IN ANY ADDITIONAL EXHIBITS HERETO IS
     CONFIDENTIAL, CONTAINS NON-PUBLIC INFORMATION, AND IS INTENDED ONLY FOR
                  THE PERSON WHOSE NAME APPEARS ABOVE AND SUCH
                           PERSON'S ADVISORS, IF ANY.

================================================================================
                                      Price(1) (2)     Net Proceeds (3)
--------------------------------------------------------------------------------
Total Minimum Debentures Offered      $4,000,000       $4,000,000
--------------------------------------------------------------------------------
Total Maximum Debentures Offered      $7,500,000       $7,500,000
================================================================================

1. IMTECH will offer on a minimum-maximum basis for a period of 90 days from the date herein, unless extended by the Company for an additional period of 90 days, the Debentures (to be repaid either in cash or by payment in shares of Class "A" Common Stock in the manner described herein) the

      Debentures and the Class "A" Common Stock issuable upon conversion only to "accredited investors" (as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act")) on a minimum $4,000,000 and a maximum $7,500,000 Debentures offered hereby, through the efforts of any licensed broker dealer or financial consultant to the Company. IMTECH also reserves the right to pay selling commissions to selected licensed broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD"), and who are qualified and eligible to accept such commissions within the state or other jurisdiction in which such securities are sold and/or such commission is paid. The Convertible Debentures will bear interest at 12% per annum payable monthly, in cash, for a term of five (5) years. The Debentures will automatically be converted into shares of Class "A" Common Stock on the due date unless the Company elects to redeem the Debentures for cash. Debenture holders will also receive shares equal to 10% of the Company's then outstanding Class "A" Common Stock with anti-dilution protection upon conversion, or redemption on the due date of the debenture. Debenture holders can elect to convert into Class "A" Common Stock at their election subject to the "mechanics of conversion" provided for herein. If the holders elect to convert within 12 months of the closing date of the initial closing as defined herein, they will be entitled to receive 40% of the Company's outstanding Class A Common Stock at the time of conversion without anti-dilution protection. If the Company should prepay the Debentures within the first 9 months, debenture holders will be entitled to 20% of the outstanding Class "A" Common Stock without anti-dilution protection. If the Company should prepay the Debentures within the 10th, 11th or 12th months, debenture holders will be entitled to 30% of the outstanding Class "A" Common Stock without anti-dilution protection. After one year from the date of issuance of the debentures, holders can elect to convert their debentures and will be entitled to 70% of the Company's outstanding Class A Common Stock with anti-dilution protection. If the Company should repay the Debentures after one year but before the expiration of 5 years, debenture holders will be entitled to receive 30% of the Company's outstanding Class "A" Common Stock without anti-dilution protection. Debenture holders will also receive a subordinated Uniform Commercial Code lien on the assets of the acquired company or companies, and 10% of the net profits (as defined herein) earned by the combined companies, until conversion, redemption or repayment of the Debentures. The offering will only be made to accredited investors (as the Term is defined in Regulation D promulgated under the Securities & Exchange Act of 1933 as amended) ("the Act"). The terms of the within are subject to shareholders approval.

2. All of the funds received from subscribers will be deposited in a non-interest bearing special account, held by the Company's legal counsel, to be utilized specifically for the purpose of acquisitions by the Company. In the event that the Company does not successfully complete an acquisition or acquisitions within 180 days from the completion of the minimum offering ($4,000,000) as defined herein, then all of the funds will be returned to the subscribers, in full, without deduction for any fees or expenses.

3. Does not include expenses of the offering estimated at approximately $25,000 for legal, accounting, printing and Blue Sky filing fees. Also does not include commissions payable to qualified licensed broker dealers. Under the offering commissions may be up to 10% of the gross proceeds on a pro-rata basis, payable over 36 months in 36 equal monthly installments subject to such commission payments being in accord with Securities and Exchange Commission, National Association of Securities Dealers Automated Quotation (Small Cap) System ("NASDAQ (sm)) and Blue Sky laws and regulations. All commissions will be subject to the completion of the minimum Offering and the Company's successful acquisition or acquisitions of a company within 180 days of the completion of the Offering. Additionally, any financial consultant or any other licensed broker dealer will further receive pro-rata stock options to purchase 10% of the number of the shares issued to debenture holders, which options will be for a period of five (5) years or until such time as debenture holders elect to convert the Debenture and/or the Company prepays the Debenture. The stock options issued will be exercisable for a period of (5) five years at the 20 day average bid price immediately preceding the date of closing or closings (on a pro-rata basis provided a minimum is raised) of the financing.

                      REPRODUCTION OF ANY PORTION OF THESE
                        MATERIALS IS STRICTLY PROHIBITED
                                 JULY ____, 1998

                   INFORMATION FOR RESIDENTS OF CERTAIN STATES
                              NASSA UNIFORM LEGEND

      IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS CONFIDENTIAL PRIVATE PLACEMENT TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                         NOTICE TO CONNECTICUT RESIDENTS

      THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT BUT WILL BE SOLD IN RELIANCE ON AN EXEMPTION FROM SUCH REGISTRATION SET FORTH IN SECTION 36-490(b)(9)(A) OF SAID ACT AND REGULATIONS PROMULGATED THEREUNDER. THE SECURITIES CANNOT BE RESOLD WITHOUT REGISTRATION UNDER SECTION 36-485 OF SAID ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE PURSUANT TO SECTION 36-490 OF SAID ACT.

                         NOTICE TO NEW JERSEY RESIDENTS

      THIS MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE NEW JERSEY BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE. NEITHER THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY NOR THE BUREAU OF SECURITIES HAS PASSED ON OR ENDORSED THE MERITS OF THE MEMORANDUM (OR THE PRIVATE OFFERING CONTAINED HEREIN). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                          NOTICE TO NEW YORK RESIDENTS

      THIS MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      THIS TERM SHEET AND THE EXHIBITS ATTACHED HERETO (COLLECTIVELY, THE "OFFERING DOCUMENTS") CONSTITUTE AN OFFER ONLY TO THE RECIPIENT WHOSE NAME APPEARS ON THE COVER OF THESE OFFERING DOCUMENTS AND ONLY IF SUCH RECIPIENT IS A QUALIFIED INVESTOR AND THE COMPANY HAS RECEIVED AN EXECUTED ACKNOWLEDGMENT OF RECEIPT BY THE OFFEREE.

      EACH OFFEREE, BY ACCEPTING DELIVERY OF THESE OFFERING DOCUMENTS, AGREES TO RETURN THESE OFFERING DOCUMENTS AND ALL ENCLOSED DOCUMENTS TO THE COMPANY IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY, AND FURTHER AGREES TO HOLD THE COMPANY AND ITS OFFICERS AND DIRECTORS HARMLESS AGAINST ANY CLAIMS, COSTS, EXPENSES OR DAMAGES THEY MAY SUFFER IF THE OFFEREE BREACHES SUCH AGREEMENT. REPRODUCTION OF THESE OFFERING DOCUMENTS IS PROHIBITED.

      THESE OFFERING DOCUMENTS CONTAIN SUMMARIES BELIEVED BY THE COMPANY TO BE ACCURATE WITH RESPECT TO CERTAIN TERMS OF CERTAIN DOCUMENTS, BUT INVESTORS SHOULD REFER TO THE ACTUAL DOCUMENTS (COPIES OF WHICH, IF NOT PROVIDED HEREWITH, WILL BE MADE AVAILABLE TO PROSPECTIVE INVESTORS UPON REQUEST) FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO, AND ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

      THE COMPANY HEREBY EXTENDS TO EACH OFFEREE, AND TO ITS PURCHASER REPRESENTATIVE, IF ANY, THE OPPORTUNITY, PRIOR TO THE CONSUMMATION OF A SALE OF ANY SECURITIES TO SUCH OFFEREE, TO ASK QUESTIONS OF, AND TO RECEIVE ANSWERS FROM, OFFICERS OF THE COMPANY CONCERNING THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORTS OR EXPENSE IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION, HOWEVER, MUST BE IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY. ANY INFORMATION OTHER THAN THAT CONTAINED IN THESE OFFERING DOCUMENTS OR IN DOCUMENTS FURNISHED BY THE COMPANY, UPON REQUEST, MUST NOT BE RELIED UPON IN CONNECTION WITH THIS OFFERING. REQUESTS FOR ADDITIONAL INFORMATION SHOULD BE DIRECTED TO THE COMPANY AT: IMTECH, FOURTH FLOOR, 130 CEDAR STREET, NEW YORK, NEW YORK 10006, ATTENTION: PRESIDENT.

      NO REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, IS MADE AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THESE OFFERING DOCUMENTS, AND NOTHING CONTAINED HEREIN IS, OR SHALL BE RELIED UPON AS, A PROMISE OR REPRESENTATION, WHETHER AS TO THE PAST OR THE FUTURE. THESE OFFERING DOCUMENTS DO NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE REQUIRED TO EVALUATE AN INVESTMENT IN THE COMPANY AND ANY RECIPIENT HEREOF SHOULD CONDUCT ITS OWN INDEPENDENT ANALYSIS.

      THE COMPANY MAKES NO REPRESENTATIONS CONCERNING THE LEGAL, FINANCIAL OR TAX CONSEQUENCES OF AN INVESTMENT IN THE SECURITIES TO ANY PARTICULAR INVESTOR. PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR OWN PROFESSIONAL ADVISERS WITH RESPECT TO LEGAL AND FINANCIAL MATTERS, AS WELL AS FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN THE SECURITIES.

      THIS INVESTMENT IS AVAILABLE ONLY TO THOSE PERSONS WHO ARE ABLE TO BEAR THE ECONOMIC RISK OF THEIR INVESTMENT. SEE "WHO MAY INVEST" AND THE SUBSCRIPTION DOCUMENTS ATTACHED AS AN EXHIBIT HERETO WITH RESPECT TO CERTAIN REPRESENTATIONS AND WARRANTIES WHICH AN INVESTOR WILL BE REQUIRED TO MAKE.

                                  THE OFFERING

The Company:                  Information Management Technologies Corporation
                              ("IMTECH" or the "Company") provides graphic communications to financial institutions such as banks and brokerage firms, as well as, to medium and large service organizations within such industries as accounting, law and finance. The
                              Company's core business is the production and subsequent distribution of time sensitive printed financial research, financial reports and marketing materials. In addition, the Company provides facility management services which include mail room and copy center management. The
                              Company's graphic communications services include digital communications, two and four color digital printing, intelligent inserting, high volume duplication, graphic design, electronic publishing, document fulfillment, micrographics, data processing, as well as bindery and distribution services. The Company's printing and distribution services are generally performed at its Regional Service Center ("RSC") located in downtown New York City. The facilities management services include independent management of client systems for providing document duplication, distribution and mail room management.

Securities Being Offered:     The offering consists of a minimum of $4,000,000
                              ("Minimum Offering") of Subordinated Convertible
                              Debentures (the "Debentures") and a maximum of $7,500,000 ("Maximum Offering") of Debentures.
                              Upon receipt and acceptance of a subscription agreement and proceeds pursuant to this offering, the Company will execute and deliver to each investor a Debenture in the form attached hereto as Exhibit A. The Subordinated Convertible
                              Debentures will bear interest at 12% per annum payable monthly, in cash, for a term of five (5) years commencing from the date of initial closing(1). The Debentures will automatically be converted into shares of Class "A" Common Stock on the due date (expiration of five year term) unless the Company elects to redeem the Debentures for cash. Debenture holders will also receive shares equal to 10% of the Company's then outstanding
                              Class "A" Common Stock with anti-dilution protection(2) upon conversion, or redemption on the due date of the Debenture. Debenture holders can convert into Class "A" Common Stock at their election subject to the "mechanics of conversion" as provided for herein. If the holders elect to convert within 12 months of the initial closing, they will be entitled to receive 40% of the Company's outstanding Class "A" Common Stock at the time of conversion as provided for herein without anti-dilution protection. If the Company should prepay the Debentures within the first 9 months, debenture holders will be entitled to 20% of the outstanding Class "A" Common Stock without anti-dilution protection. If the Company should prepay the Debentures within the 10th, 11th or 12th months, debenture holders will be entitled to 30% of the outstanding Class "A" Common Stock without anti-dilution protection. After one year from the date of initial closing, holders can elect to convert their Debentures and will be entitled to 70% of the Company's outstanding Class
                              "A" Common Stock with anti-dilution protection. If the Company should repay the Debentures after one year but before the expiration of 5 years, debenture holders will be entitled to receive 30% of the Company's outstanding Class "A" Common
                              Stock without anti-dilution protection. Debenture holders will also receive a subordinated Uniform
                              Commercial Code lien on the assets of the acquired company or companies, and 10% of the net profits(3), until conversion, redemption or repayment of the Debentures. The Company has agreed to use its best efforts to prepare and file a registration statement for the shares of Class
                              "A" Common Stock underlying the Debentures at no cost to the subscribers. (See the annexed schedule of potential shares to be issued by the Company.)

------
(1) Initial Closing is defined as acceptance of subscriptions by the Company that constitute the Minimum Offering ($4,000,000), and the Company successfully completing an acquisition within 180 days of the completion of the Minimum Offering.

(2) Anti-dilution protection provides that a Debenture holder has the right to receive additional shares of Class "A" Common Stock of the Company upon the Company issuing any additional shares of Class "A" Common Stock.

(3) Net Profits is defined as the "Net income applicable to common stockholders" from the Form 10-K Annual Report of the combined companies, adjusted for cash repayments of the sellers' notes and other acquisition costs.

Terms of the Offering:        The offering is being made for a period of 90 days
                              from the date herein, unless extended by the Company for an additional 90 days, pursuant to the exemption from registration provided by Regulation
                              D promulgated under the Securities Act of 1933, as amended ("Regulation D"). All purchasers of the Debentures must be "accredited investors" as defined in Rule 501 of Regulation D. The minimum subscription is $25,000 (subject to the Company's right to accept smaller subscriptions). The offering period will begin as of the date hereof and will terminate on September 30, 1998 (the
                              "Termination Date"), unless extended by the Company. After the minimum of $4,000,000 of Debentures are sold (the Minimum Offering), an interim closing or closings may be held and the offering will continue until the earlier of the Termination Date or the sale of all the Debentures offered hereby "Final Completion of Offering", with one or more closings after the Minimum
                              Offering. The date of the Minimum Offering is referred to as the "Minimum Closing Date" and the dates of subsequent closings are referred to as the "Subsequent Closing Dates." All subscription payments with respect to the Minimum Offering will be held by the Company's counsel in a non-interest bearing escrow account, pending acceptance of subscriptions and receipt of collected funds for at least $4,000,000 of the Debentures. In the event that the Company does not successfully complete the Minimum Offering by the expiration date of the Offering Period or an acquisition(s) within 180 days from the completion of the Minimum
                              Offering, all funds will be returned to
                              subscribers without deduction for expenses of the Offering.

Collateral:                   The Company will provide a Subordinated Uniform
                              Commercial Code ("UCC") lien on the assets of the acquired Company/Companies as collateral security for the repayment of the debenture. The collateral security will be subordinate to any banking or lending institutional financing by the Company, as well as any preexisting liens.

Terms of the Class
 "A" Common Stock:            As of June 30, 1998, there were 5,789,846 shares
                              of Class "A" Common Stock outstanding and approximately 3,200 record holders of the Class
                              "A" Common Stock. The holders of Class "A" Common
                              Stock have no preemptive rights, redemption, sinking fund or conversion privileges. Each share is entitled to equal rights in the assets of the Company upon liquidation subject to the prior rights of creditors. The holders of Class "A"
                              Common Stock are entitled to dividends when and if declared by the Company's Board of Directors. All of the outstanding shares of Class "A" Common
                              Stock are, and the shares of Class "A" Common
                              Stock to be issued upon exercise of the Debentures will, upon issuance, be fully paid and non-assessable and not subject to liability for future calls or assessment or for liabilities of the Company or its stockholders. There are no cumulative voting rights with respect to Class "A"
                              Common Stock.

Registration Rights:          The Company will provide subscribers with one time
                              cost free registration rights for all Registrable
                              Securities. The Company has agreed to use its best efforts to file a registration statement with the Securities and Exchange Commission.

Subscription Agreement:       Subscription for the Debentures must be made
                              pursuant to a Subscription Agreement (the
                              "Subscription Agreement") containing, among other provisions, representations and warranties by the investor and the Company, restrictions on transferability and conversion of these securities, the registration rights referred to above, and indemnification relating to breaches of representations and warranties.

Selling Commissions:          IMTECH will offer the Debentures on a "minimum,
                              maximum" basis. The Debentures will be offered through the efforts of the Company's executive officers in those jurisdictions where sales by an officer or a director of the issuer are permitted by law. IMTECH also reserves the right to pay selling commissions to qualified licensed broker-dealers who are members in good standing of the National Association of Securities Dealers,
                              Inc. ("NASD") and who are qualified and eligible to accept such commissions within the state or other jurisdiction in which securities are sold and/or such commission is paid. Additionally, any financial consultant or any other licensed broker dealer may further receive stock options to purchase 10% of the number of shares issued to debenture holders. The Stock Options will be issued for a period of five (5) years at the 20 day average bid price immediately preceding the date of closing or closings (on a pro-rata basis provided a minimum is raised) of the financing.

Use of Proceeds:              Upon completion of this offering, of which
                              shareholder approval was received at the Company's
                              Annual Meeting of Shareholders held on May 26,
                              1998, the net proceeds after deducting expenses will be used solely to acquire the assets and/or stock of a Company or Companies. The company is currently negotiating with acquisition candidates, however, there is no assurance that the Company will successfully complete the proposed acquisition or acquisitions. In the event the Company does not successfully complete an acquisition(s) within 180 days from the completion of the Minimum Offering, all funds will be returned to subscribers without deduction for expenses of the Offering with no further liability to the Company.

Mechanics of Conversion:      At any time during the term of the Debentures,
                              should a holder elect to convert its Debenture, written notice will be given to the Company.
                              (Attention: Joseph A. Gitto, President & Chief
                              Financial Officer, 130 Cedar Street - 4th Floor,
                              New York, NY 10006, by Certified Mail Return
                              Receipt Requested and by Facsimile [at (212)
                              385-0352]) The Company will have 90 days from the receipt of notice of conversion by facsimile, at the Company's option, to redeem the Debentures for cash plus the applicable number of shares had the Company elected to redeem the Debentures during the time period in which the Debenture holder elected to convert. If the Company elects not to redeem the Debentures for cash, then in that event, the Company will cause to be issued to the Debenture holder the number of shares in accordance with the applicable conversion rate as of the time of the notice of conversion. (i.e. In month eight (8), a holder elects to convert, the Company will be afforded 90 days from receipt of such notice from the holder to redeem the debenture in cash plus shares equivalent to 20% of the Company's outstanding Class "A" Common Stock after issuance, or at the Company's option, deliver shares on a percentage basis equivalent to 40% of the Company's outstanding Class "A" Common
                              Stock.) On the due date of the Debentures, the Debentures will automatically be converted into shares of Class "A" Common Stock unless the Company elects to redeem the Debentures for cash.

Default: If the Company fails to meet its interest obligation to the debenture holders and such default remains uncured for 30 days following the Company receiving a Notice of Default in accordance with the notice provisions outlined under the "Mechanics of Conversion", then in that event, the debenture holders will be entitled to accelerate the payment of principal (in shares of Class "A" Common Stock only) and interest and will be entitled to payment of reasonable attorney's fees in the event an attorney is required to collect outstanding principal and interest.

Outstanding IMTECH Common
 Stock, Warrants and
  Convertible Securities:     The following table illustrates the potential
                              amount of shares which could be issued under various conversion or redemption scenarios, assuming a minimum offering ($4,000,000), based upon shares currently issued and outstanding.
                              Dilution protection to subscribers is applicable at certain conversion rates as set forth herein.
                              Accordingly, if additional shares of Class "A"
                              Common Stock are subsequently issued, and Debentures are redeemed at certain conversion rates, "New Outstanding Shares," as listed in the table, may be significantly less than actual shares outstanding.


                              Shares issued and outstanding
                               prior to offering.......................5,789,846

================================================================================
                                                                   New
     Scenarios                     Conversion    New Shares    Outstanding
                                      Rate         Issued        Shares(1)

================================================================================
Convert < 9 Months                   40%(2)       3,859,897      9,649,743
--------------------------------------------------------------------------------
Conver > 12 Months                   70%(3)      13,509,641     19,299,487
--------------------------------------------------------------------------------
Company Prepays < 9 Months           20%(4)       1,447,462      7,237,308
--------------------------------------------------------------------------------
Company Prepays > 9 Months           30%(5)       2,481,363      8,271,209
--------------------------------------------------------------------------------
Convert at Maturity                  10%(6)         643,316      6,433,162(7)
================================================================================

------
(1) Does not include the exercise and/or conversion into Class "A" Common Stock of all of the Company's outstanding (i) 12% Convertible Preferred Stock at a 30% discount to the 20 day average trading price of the Company's Class "A" Common Stock. (ii) Class "A" and Class "B" Warrants, (iii) all issued and exercisable options from the Company's Incentive and Non-Qualified Stock Option Plans and
(iv) 12% Convertible Secured Promissory Notes, all of which are included in the Company's Form S-3 Registration presently pending before the Securities and Exchange Commission. Also does not include a minimum of 400,000 to a maximum of 750,000 options exercisable at the 30 day weighted average bid price immediately preceding the date of closing or closings which may be awarded to qualified broker dealers under the terms of the Offering.

(2) If a Debenture holder elects to convert within 12 months of the "Initial Closing" as defined, and subject to the "Mechanics of Conversion", as provided for herein, the Debenture holder(s) will receive 40% of the Company's outstanding Class "A" Common Stock at the time of conversion on a percentage basis to the amount of the Debenture holder's subscription with no anti-dilution protection.

(3) If a Debenture holder elects to convert after one year of the "Initial Closing" as defined, and subject to the "Mechanics of Conversion", as provided for herein, the Debenture holder(s) will receive 70% of the Company's outstanding Class "A" Common Stock at the time of conversion on a percentage basis to the amount of the Debenture holder's subscription with anti-dilution protection.

(4) If the Company redeems the Debenture within nine months of the "Initial Closing" as defined, and subject to the "Mechanics of Conversion", as provided for herein, the Debenture holder(s) will receive 20% of the Company's outstanding Class "A" Common Stock at the time of conversion on a percentage basis to the amount of the Debenture holder's subscription with no anti-dilution protection.

(5) If the Company redeems the Debenture after nine months of the "Initial Closing" as defined, but before 5 years, Debenture holders will be entitled to receive 30% of the Company's outstanding Class "A" Common Stock on a percentage basis to the amount of the Debenture holder's subscription with no anti-dilution protection.

(6) On the due date of the Debentures, 5 years from the "Initial Closing" as defined herein, Debenture holders will receive 10% of the Company's outstanding Class "A" Common Stock with anti-dilution protection on a percentage basis to the amount of the Debenture holder's subscription.

(7) Does not include the automatic mandatory conversion of the Debentures into shares of Class "A" Common Stock on the due date (expiration of the five year term) of the Debentures, or at the Company's election, the redemption of the Debentures for cash.

CP(FRME)10/97

                                 PROMISSORY NOTE

                                 ---------------
                                     (Date)

              130 Cedar Street, New York, New York County, NY 10006
--------------------------------------------------------------------------------
                               (Address of Maker)

FOR VALUE RECEIVED, Information Management Technologies Corporation, KRL Litho, Inc., and RDS, Research Distribution Services, Inc., jointly and severally ("Maker") promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a "Payee") at its office located at 44 Old Ridgebury Road, Danbury, CT 06810 or at such other place as Payee or the holder hereof may designate, the principal sum of One Million Three Hundred Thousand and 00/100 Dollars ($1,300,000.00), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of Ten and 96/100 percent (10.96%) per annum, to be paid in lawful money of the United States, in Sixty (60) consecutive monthly installments of principal and interest of as follows:

      Periodic
     Installment          Amount
     ---------------------------

Sixty (60) installments of Twenty Eight Thousand One Hundred Eighteen and 53/100 dollars ($28,118.53), each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on August 1, 1998 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "Security Agreement.")

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of the entire indebtedness plus an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:

Prior to the first annual anniversary date of this Note:                   five percent    (5%)
Thereafter and prior to the second annual anniversary date of this Note:   four percent    (4%)
Thereafter and prior to the third annual anniversary date of this Note:    three percent   (3%)
Thereafter and prior to the fourth annual anniversary date of this Note:   two percent     (2%)
Thereafter and prior to the fifth annual anniversary date of this Note:    one percent     (1%)

and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of, any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.


                                       Information Management Technologies
                                       Corporation

/s/ Joseph A. Gitto                    By: /s/ Matti Kon
----------------------------              -------------------------------(L.S.)
(Witness)                              (Signature)

                                           MATTI KON, CEO
JOSEPH A. GITTO JR.                    ----------------------------------
----------------------------           Print name (and title, if applicable)
(Print Name)
                                           581722085
130 Cedar Street                       ----------------------------------
----------------------------           (Federal tax identification number)
(Address)
                                       KRL Litho, Inc.

                                       By: /s/ Matti Kon
                                          -------------------------------(L.S.)
                                       (Signature)

                                           MATTI KON, CEO
                                       ----------------------------------
                                       Print name (and title, if applicable)

                                       ----------------------------------
                                       (Federal tax identification number)

                                       RDS, Research Distribution Services, Inc.

                                       By: /s/ Matti Kon
                                          -------------------------------(L.S.)
                                       (Signature)

                                           MATTI KON, CEO
                                       ----------------------------------
                                       Print name (and title, if applicable)

                                       ----------------------------------
                                       (Federal tax identification number)